VANGUARD
SPECIALIZED
PORTFOLIOS

Semiannual Report
July 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]


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[PHOTO]

THE VANGUARD GROUP:  LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.



                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       5


                                  Report From
                                  The Advisers

                                       7


                                  Performance
                                   Summaries

                                       12


                                   Financial
                                   Statements

                                       15


                                 Directors And
                                    Officers

                               INSIDE BACK COVER


                        All comparative mutual fund data
                    are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.



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[PHOTO]

FELLOW SHAREHOLDER,


        The stock market kept up its rollicking run during the six months ended July 31, 1997, the first half of fiscal 1998 for Vanguard Specialized Portfolios. The bond market rose, too, as interest rates declined. On an absolute basis, returns were excellent from all segments of the financial markets except for precious metals, whose prices slumped as investors shunned hard assets in favor of financial assets.

        In this salubrious investment climate, the return of each of our Portfolios reflected its narrowly defined investment focus. Four of the five posted gains during the period; the loss recorded by our Gold & Precious Metals Portfolio was significantly smaller than that of its average competitor. The table at right presents the total return (capital change plus reinvested dividends) for each Portfolio, its average competitor, and an unmanaged benchmark. For our three "regular" equity Portfolios, the benchmark is the Standard & Poor's 500 Composite Stock Price Index; for our Gold & Precious Metals Portfolio, it is the Salomon Brothers World Gold & Precious Metals Index; and for our REIT Index Portfolio, it is the Morgan Stanley Real Estate Investment Trust Index. Per-share figures for each Portfolio, including net asset values, income dividends, and any capital gains distributions, are presented in the table that follows this letter.

-------------------------------------------------------------------
                                                    TOTAL RETURNS
                                                  SIX MONTHS ENDED
                                                    JULY 31, 1997
-------------------------------------------------------------------
ENERGY PORTFOLIO                                       + 9.9%
Average Natural Resources Fund                         + 6.5
-------------------------------------------------------------------
HEALTH CARE PORTFOLIO                                  +21.1%
Average Health Care Fund                               +11.1
-------------------------------------------------------------------
UTILITIES INCOME PORTFOLIO                             + 6.4%
Average Utility Fund                                   + 8.4
-------------------------------------------------------------------
S&P 500 Index                                          +22.5%
-------------------------------------------------------------------
GOLD & PRECIOUS METALS PORTFOLIO                       -11.3%
Average Gold Fund                                      -17.9
Salomon World Gold Index                               - 7.3
-------------------------------------------------------------------
REIT INDEX PORTFOLIO                                   + 7.9%
Average Real Estate Fund                               +10.0
Morgan Stanley REIT Index                              + 8.0
-------------------------------------------------------------------

THE PERIOD IN REVIEW

Economic conditions were picture-perfect for stocks and bonds during the six months ended July 31, 1997. The economy and corporate profits grew at robust paces, yet inflation decelerated and long-term interest rates declined moderately. The U.S. stock market shrugged off a decline of nearly -10% during February and March to post big gains during the half-year. Returns were especially strong for large-capitalization stocks: The large-cap-dominated S&P 500 Index chalked up a return of +22.5%, versus +14.5% on the rest of the market as measured by the Wilshire 4500 Equity Index. Bonds also did well during the period, though when compared with the stock market's returns, the +5.6% return earned on the Lehman Brothers Aggregate Bond Index seemed anemic.

        Although this Report necessarily focuses on the semiannual period, we pause to remark on just how extraordinary the past few years have been for investors. The S&P 500 Index has gained a total of +123.6% during the past 36 months. Put another way, in just the past three years, stocks have provided returns equal to about eight years' worth of compounded "normal" returns (the +10.7% average annual return on stocks from 1926 through 1996). To state the obvious: It is virtually certain that returns on stocks during the next few years will be less generous than those of the past few.




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

ENERGY PORTFOLIO

The Energy Portfolio earned a total return of +9.9%, a result that was excellent on an absolute basis and relative to other natural resources mutual funds, but that was less than half the return on the S&P 500 Index. The stock prices of energy producers and oil-service firms trailed the overall market in the half-year largely because the prices of oil and natural gas declined. This was a reversal from the last fiscal year, when higher energy prices gave a boost to the performance of energy companies and our Portfolio. (We outpaced the S&P 500 Index by a full 14 percentage points in the fiscal year ended January 31, 1997.) During the first half of the current fiscal year, we outpaced the average natural-resources fund by 3.4 percentage points. It is not unusual for our Portfolio's performance to diverge from that of its average competitor, because energy stocks constitute more than 90% of our Portfolio's assets versus just over 50% for the average natural resources fund. Many competing funds have significant holdings in mining, chemical, and paper stocks as well as energy stocks. The stronger performance of large-capitalization stocks during the half-year also helped our Portfolio, which is tilted more heavily toward large-cap stocks than our average competitor.

GOLD & PRECIOUS METALS PORTFOLIO

The prices of gold and other precious metals continued to slump during the half-year and so did the prices of mining companies, which were the worst-performing sector of the overall stock market. The -11.3% loss by our Gold & Precious Metals Portfolio was disheartening, even though it was less severe than the -17.9% loss on the average gold-oriented mutual fund. Our return lagged the -7.3% loss on the Salomon Brothers World Gold & Precious Metals Index. The prices of gold and silver bullion fell about -7% during the six months as central banks continued to sell gold bullion to invest in interest-bearing debt securities of other governments. Our Portfolio's heavier weighting in South African stocks, which impeded our performance in fiscal 1997, was one reason we outperformed the average competitor in the first half of fiscal 1998. South African stocks were aided by a stabilization of the rand versus the U.S. dollar. Our underperformance versus the Index was partly due to the fact that its weighting in South African stocks is higher than our Portfolio's.

HEALTH CARE PORTFOLIO

Although it lagged the S&P 500 Index by 1.4 percentage points, our Health Care Portfolio's powerful return of +21.1% was a full 10 percentage points higher than that of the average competing health-care fund. Strong stock selection was the key factor in our big margin over the average competitor. Another plus was that we held a lower percentage of assets in biotechnology stocks than many of our competitors; this subsector was one of the weakest in the market during the half-year. Our small shortfall versus the Index can be attributed largely to the fact that health-care stocks, as represented by the S&P Health Sector Index, slightly underperformed the S&P 500 Index.

UTILITIES INCOME PORTFOLIO

Utility stocks continued to be generally out of favor with investors during the six-month period ended July 31, a fact that is evident in the +6.4% return on our Utilities Income Portfolio. Although such a return for just six months is respectable on an absolute basis, we did trail the returns of our comparative standards. We fell a mere 0.4 percentage point behind the +6.8% return on our composite benchmark (made up of 40% S&P Utilities


                                       2
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Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index), but
trailed the average utility mutual fund's +8.4% return by 2 percentage points. This shortfall had two primary causes. First, our Portfolio held a larger percentage of assets in bonds than the typical utility fund (18% versus approximately 7%). Second, we held a larger proportion of assets in electric utilities--the weakest subsector of the utilities universe during the period--than did our peers.

        We call your attention to the Special Notice on the following page, describing three changes, recently approved by the Board of Directors, in the Portfolio's investment guidelines.

REIT INDEX PORTFOLIO

Shares of real estate investment trusts provided solid returns, and our REIT Index Portfolio tracked its target, the Morgan Stanley REIT Index, with admirable precision during the half-year. The Portfolio's return of +7.9% was just a smidgen behind the +8.0% return on the Index, which has no real-world operating costs. We trailed the average real estate fund by 2.1 percentage points during the half-year, though we have outpaced our peers over the Portfolio's brief lifetime of 14 1/2 months (+40.7% versus +39.7%). Our Portfolio holds stakes in roughly twice as many REITs as the average competing fund, and our broad diversification may hamper our performance relative to competitors during some periods. But we believe our long-term results will be quite competitive because of our extremely low cost--our annual expense ratio is below 0.40% of assets, less than one-fourth the expense ratio of the average real estate fund.

IN SUMMARY

The varying results of our five Portfolios during the first half of fiscal 1998 demonstrate both the rewards and the risks that are part of investing in discrete sectors of the stock market. And while the extraordinary bull market for U.S. stocks that began 15 years ago has demonstrated the rewards of long-term investing, investors should keep in mind that risk is the inseparable companion of reward.

        Our narrowly focused Portfolios can play a useful role in diversifying investment programs centered on mainstream stock funds, bond funds, and money market funds in proportions appropriate to one's financial situation, tolerance for risk, and investment objectives. Once such a program is in place, we urge investors to "stay the course" toward their long-term investment goals.


/s/ JOHN C. BOGLE                                /s/ JOHN J. BRENNAN

John C. Bogle                                    John J. Brennan
Chairman of the Board                            President

August 14, 1997

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

    SPECIAL NOTICE TO SHAREHOLDERS OF THE UTILITIES INCOME PORTFOLIO

    The Board of Directors recently approved several adjustments to the investment guidelines under which our adviser, Wellington Management Company, manages the Utilities Income Portfolio. The changes will provide more flexibility to the adviser without fundamentally altering the character or risk profile of the Portfolio.
    They are:

    - The Portfolio's commitment to fixed-income securities, previously maintained at about 20% of assets, now may range from 10% to 20%. This should make the Portfolio's returns more predictable in relation to competing utility funds while allowing us to maintain the steady income stream our shareholders expect.

    - The maximum that may be invested in stocks of non-U.S. utility companies has been raised to 20% of the Portfolio's equity position from 10%. This is consistent with guidelines for most of our other actively managed domestic equity funds. Because of the evolution of the utility industry, including an increasing number of cross-border mergers between companies, our adviser must maintain a thorough understanding of foreign utilities. The adviser therefore is able to identify attractive investments among non-U.S. utilities.

    - So that the Portfolio's holdings may more closely reflect the universe of utility bonds, the credit-quality guideline for the Portfolio's bond segment, which previously required ratings of A or above, is being changed to allow ratings of Baa or better for domestic bonds. Dollar-denominated bonds of foreign issuers must have ratings of A or better.

PORTFOLIO STATISTICS
------------------------------------------------------------------------------------------------------------------------------
                                                                                       SIX MONTHS ENDED JULY 31, 1997
                                           NET ASSET VALUE PER SHARE           -----------------------------------------------
                                       --------------------------------         INCOME         CAPITAL
PORTFOLIO                              JAN. 31, 1997      JUL. 31, 1997        DIVIDENDS        GAINS*         TOTAL RETURN**
------------------------------------------------------------------------------------------------------------------------------
Energy                                     $23.44            $25.49             $0.01            $0.22            + 9.9%
Gold & Precious Metals                      10.94              9.70              0.01             0.00            -11.3
Health Care                                 60.65             72.63              0.04             0.66            +21.1
Utilities Income                            12.93             13.43              0.31             0.00            + 6.4
REIT Index                                  12.64             13.37              0.26             0.00            + 7.9
------------------------------------------------------------------------------------------------------------------------------

 *Includes both long-term and short-term capital gains distributions.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year in the Energy, Gold & Precious Metals, Health Care, and REIT Index Portfolios.

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[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JULY 31, 1997

U.S. EQUITY MARKETS

The Standard & Poor's 500 Composite Stock Price Index finished the first half of the fiscal year with an impressive 8.0% gain in July, which brought the overall six-month return to 22.5%.

        Stocks benefited from the continued strength of corporate earnings, which have been remarkably consistent in positively surprising Wall Street analysts. At the end of January, the consensus forecast for 1997 called for a 6.8% rise in earnings for the S&P 500 Index. Six months later, the consensus estimate had risen to 8.8%. Investors' confidence is also reflected in increased price/earnings ratios. For example, in July 1996 investors were willing to pay roughly $15 for every dollar of the S&P's earnings. One year later, that "price" is close to $20.

        Within the S&P 500 Index, technology was the top-performing sector for the half-year, gaining 29.6%. By contrast, numerous uncertainties for utilities caused that sector to lag the broad market, although, on an absolute basis, its 8.1% return over six months is quite good.

        For the six months, large-capitalization stocks once again outperformed smaller issues. The latter, as measured by the Russell 2000 Index, rose 13.1% and actually outperformed the S&P 500 Index in the final three months (21.3% versus 19.7%). The momentum in small-cap companies is a result of better-than-expected earnings reports. In fact, the second-quarter earnings increases for small companies were even stronger than those of their large-cap counterparts. It is noteworthy that the recent small-cap gains were led by small growth stocks, the worst segment of the U.S. market during the past 12 months. This group has surged 25% since the end of April, although at the end of the six months it still lagged the S&P 500 Index return by a sizable margin (7.9% versus 22.5%).

---------------------------------------------------------------------------------------------
                                                                     TOTAL RETURNS
                                                              PERIODS ENDED JULY 31, 1997
                                                     ----------------------------------------
                                                     6 MONTHS          1 YEAR        5 YEARS*
---------------------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                                        22.5%           52.1%           20.7%
   Russell 2000 Index                                   13.1            33.4            18.1
   MSCI EAFE Index                                      17.3            18.5            14.1
---------------------------------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index                           5.6%           10.8%            7.3%
   Lehman 10-Year Municipal
    Bond Index                                           5.8            10.3             7.3
   Salomon Brothers Three-Month
    U.S. Treasury Bill Index                             1.8             5.3             4.5
---------------------------------------------------------------------------------------------
OTHER
   Consumer Price Index                                  0.9%            2.2%            2.7%
---------------------------------------------------------------------------------------------

*Average annual.

U.S. FIXED-INCOME MARKETS

The robust consumer spending that fueled the U.S. economy's remarkable 4.9% growth in the first three months of 1997 slowed in the early summer. As a result, the Gross Domestic Product expanded at a 2.2% annual rate in the second quarter. Labor costs, which have been the flash point for inflation concerns, grew at a modest rate over the


                                       5
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period, despite an unemployment rate below 5% and strong growth in the number of new jobs reported. In the past, strong economic growth and tight labor markets have often led to rising inflation because of increased demand for goods and services. With this in mind, in March the Federal Reserve raised its federal-funds interest rate target by 0.25% in a "preemptive strike" against inflationary pressures. Since that time, however, there has been scant evidence that higher prices were a threat. Lower automobile prices and a sharp decrease in the cost of imports (due to the strong dollar) were key factors.

        As the market accepted the good news about inflation, yields on longer-term issues fell during the six months. For example, the 10-year Treasury yield dropped from 6.49% on January 31 to 6.01% at the end of July; the 30-year bond's yield moved from 6.79% down to 6.30%. With the drop in rates, bond investors fared reasonably well over the period, as illustrated by the 5.6% return of the Lehman Brothers Aggregate Bond Index. Mortgage-backed securities, which had outperformed other issues early in the period, gave back some of their gains. Municipal issues tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors fared well over the six months. As measured by the broad Morgan Stanley Capital International Europe, Australasia, Far East Index, foreign markets gained 21.1% in local-currency terms. The strong dollar, however, trimmed this return to 17.3% for U.S. investors. Regionally, the MSCI Europe Index gained 19.2% while the MSCI Pacific Free Index rose 14.0%. The latter gain masked significant turmoil in some of the smaller Asian markets, most notably Thailand, Singapore, and the Philippines. Companies in Thailand, in particular, face an environment of high real interest rates, a significant number of nonperforming loans, and falling real estate prices. Over the half-year, the Thai market dropped 26%.

        The period saw two major developments. First, the Japanese stock market moved sharply higher, gaining 15.8% for the six months. For U.S. investors, a revived yen brought this return up to 18.8%. Better tone to the economy, good earnings from the export-oriented sector, and renewed buying on the part of foreign investors all contributed to the increase.

        Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain.


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REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
ENERGY PORTFOLIO


        The Energy Portfolio provided a total return of 9.9% during the first half of fiscal 1998, the six months ended July 31. This was considerably below the 22.5% return on the Standard & Poor's 500 Composite Stock Price Index. During the period, oil prices were in a rather steep downward trend. Gas prices declined sharply in February, but recovered somewhat in the spring.

        The winter of 1996-1997, which had gotten off to a very cold start, turned quite mild in mid-January. As a result, inventories of oil products and natural gas increased to more-than-adequate levels in early spring. As the second half of 1997 begins, the supply of oil and gas appears to remain ample. However, in our view the commodity markets are not going to decline much further from their levels as of July 31, when the price of oil was near $20 per barrel and that of gas was approximately $2 per thousand cubic feet. While short-term surpluses may continue to exist, operating rates in the production of oil and gas are quite high, so even modest interruptions in the supply of either can lead to sharp increases in prices.

        In the strong market environment of the last six months, most of the gains from the energy sector were concentrated in the large international oil companies and in the oil service industry. The price declines for oil and gas were most punishing to independent producers as a group, since the profit margins of these companies were squeezed between rising oil-service costs and the falling commodity prices. Should current trends continue, oil companies will find it more attractive to buy assets (other companies) than to explore for new oil and gas supplies.

        Your Portfolio continues to invest in a diversified list of companies which we think will provide above-average returns because of the positive long-term trends we see developing in this sector. Such companies include Unocal, Total, Baker Hughes, Schlumberger, Anadarko Petroleum, and Alberta Energy.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager

August 12, 1997



INVESTMENT PHILOSOPHY

Each Portfolio reflects a belief that investors who seek to emphasize a given economic sector as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across that sector.


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REPORT FROM M&G INVESTMENT MANAGEMENT LTD.
GOLD & PRECIOUS METALS PORTFOLIO


        The six months ended July 31, 1997, was another difficult period for gold investing, with the Gold & Precious Metals Portfolio declining by 11.3%. Although we lagged the Salomon World Gold & Precious Metals Index, which lost 7.3% during the period, we are pleased to note that we significantly outpaced the average gold mutual fund, which suffered a 17.9% decline.

        The period was dominated by the saga of Bre-X, a Canadian gold-mining company whose stock market value collapsed from $3.55 billion to zero when a thorough independent assessment of Bre-X's Indonesian gold deposit found only insignificant quantities of gold. Fortunately, your Portfolio never owned shares of Bre-X.

        However, the fallout from Bre-X and a declining price for gold bullion caused declines in gold mining stocks in most regions. Canada was hit hardest, with an index of gold shares falling some 27%. Australia was also hit hard. The weakest segment within the gold stock universe was small exploration companies, to which your Portfolio had very little exposure. Mining stocks with U.S. operations fared best, with strong performances from the Portfolio's holdings in Euro-Nevada Mining Corp., Franco-Nevada Mining Corp., and Santa Fe Pacific Gold Corp. (the subject of a takeover bid).

        We made some adjustments to the Portfolio during the period. The weighting in South African stocks was reduced to 17.8% from 25.4%, while we gradually increased the weighting in U.S. and Australian stocks. In Australia, notable changes included added positions in Rio Tinto and Plutonic Resources and increases in our holdings of Mount Isa Mines and Aurora Gold. In the United States, we added to our holdings of Newmont Mining Corp. and Freeport-McMoRan Copper & Gold.

        We saw mixed results from our small holdings in companies with operations in the former states of the Soviet Union. Star Mining, after months of corporate dispute that had resulted in a cessation of trading and a writedown in its value to nil, was relisted for trading and saw a strong gain. However, our holding in Bakyrchik Gold declined by more than 65% after a corporate restructuring diluted the value of the stock. We had sold some of our holdings at higher levels, but a lack of liquidity in the market resulted in our maintaining a small stake.

        In summary, the six-month period was a trying time for all gold funds, although your Portfolio's return represented a good performance relative to competitors.

Graham E. French, Portfolio Manager

August 15, 1997

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
HEALTH CARE PORTFOLIO

        The Health Care Portfolio had a very strong performance during the first half of fiscal 1998, recording a gain of 21.1% for the six months ended July 31. This result was closely in line with the gains of 22.5% on the Standard & Poor's 500 Composite Stock Price Index and 21.2% on the S&P Health Sector Index. We substantially exceeded the 11.1% return on the average health care mutual fund for the period, during which the stock market continued to be dominated by the strong rise in prices of large-capitalization companies.

        We had good results from all subsectors of health care, even biotechnology, where our holdings of Immunex and DEKALB Genetics did very well despite the general weakness of that category.

        Among the major contributors to the Portfolio's performance were Warner-Lambert and Guidant. We also benefited from three stocks whose acquisitions by other companies were announced during the half-year: MDL Information Systems, Nellcor Puritan Bennett, and Healthsource.

        The health-care industry is one of the most dynamic in the economy, with growth driven by favorable demographics and tremendous new product development opportunities derived from biotechnology research. Exceptionally strong performance by health-care stocks in recent years shows that the market has already recognized, to a large extent, the potential in the sector. Investors in the Portfolio should be prepared to take a long-term view, for it is unlikely that recent performance can continue without a period of consolidation.

Edward P. Owens, Senior Vice President and Portfolio Manager

August 12, 1997

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
UTILITIES INCOME PORTFOLIO

        Utility stocks again provided disappointing relative performance in the six months ended July 31, the first half of fiscal 1998, though an improved bond market outlook enhanced absolute performance in the final three months of the period. The roaring bull market continues to leave utility equities behind: The Portfolio realized a 6.4% return in the first half, lagging the 22.5% return on the Standard & Poor's 500 Composite Stock Price Index but falling in line with our composite benchmark's return of 6.8%.

        Dividend growth has also been difficult to achieve because utility managements, instead of using excess cash flow to pay higher dividends to shareholders, are increasingly investing in infrastructure and in nonregulated business opportunities to prepare for a more competitive operating environment. We believe that accepting a moderately lower current dividend for the Portfolio will allow us to pursue more growth in total return, an approach we think is consistent with current strategies employed by most large electric, telephone, and gas utilities. Particularly given the Portfolio's expense-ratio advantage, there is room for us to modestly reduce the Portfolio's current yield and yet maintain a yield that is at or above that of key competing mutual funds.

        The S&P Telephone Index comprises just nine companies, which are rapidly diversifying their operations and have significantly reduced their commitments to dividend growth. We therefore expect to increase the Portfolio's exposure to non-U.S. utilities with good current yields, relatively stable operating and regulatory environments, and better growth prospects. The Portfolio's maximum exposure to non-U.S. utility stocks under its policy guidelines has been increased to 20% of equity assets from 10%. We might expect to move the weighting of non-U.S. utilities from the current level of about 7% to around 15%, remaining conscious of the desire for stable income. We also expect to moderately reduce the Portfolio's bond weighting from the current 18% of assets to roughly 15%. (The average utility fund has about 7% invested in fixed-income securities.) We will maintain the Portfolio's primary focus on income and a low risk profile, consistent with the expectation of our shareholders, and will execute any change in strategy gradually to reduce the impact on income dividends.

        Relatively good earnings, benign proposals by the Federal Communications Commission for reforming access charges, and ongoing merger speculation helped the telephone utilities--particularly the regional Bell operating companies (RBOCs)--to achieve the best performance among utility sectors in the first half of our fiscal year. However, a noteworthy setback occurred for investors in MCI Communications, which, incidentally, was not a holding in the Portfolio. After agreeing to merge with British Telecom, MCI announced a dramatic shortfall in estimated earnings through 1998. The shortfall stemmed from the company's necessary investment to compete in the local telephone market, where revenue growth has been delayed by RBOC stalling tactics and legal challenges. All of the long-distance companies have reported slower revenue growth due to competitive pressure in the past 12 months, and it seems to be only a question of time before the same phenomenon appears in local revenue growth.

        By all historical valuation measures, the electric utilities continue to look attractive relative to other stocks. Even so, they will probably continue to lag the general market as long as the bull market continues. Utility investors remain frustrated by punitive regulatory policies, increased operating risk, and downward pressure on prices. The negative news is generally reflected in the stocks' current prices, and we look for more reasonable regulatory settlements in Illinois, Michigan, and Texas to stabilize the stocks over the next 12 months or so. When the state regulatory policies are clearer, investors should become more sanguine about the risk/reward balance in a competitive market and should be willing to invest in those companies that can generate growth in deregulated markets. We continue to expand our investments in electric utilities that are focusing on growth in international markets and on combining electric and gas operations.

        The natural-gas distribution and pipeline utilities have performed poorly in the past six months, particularly those companies with gas and oil exploration and production operations. Speculation about takeovers of gas and pipeline utilities by large electric utilities has decreased somewhat because of poor regulatory policies in Texas, which have depressed the price of electric companies' stocks--their takeover currency--and increased dilution for Texas Utilities and Houston Industries, respectively, in their acquisitions of Enserch and NorAm Energy. We are using this period of weakness to add to positions in gas distribution utilities that have better growth prospects than comparable electric companies.

Mark J. Beckwith, Vice President and Portfolio Manager

August 7, 1997

PERFORMANCE SUMMARIES


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolios could lose money.

ENERGY PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 23, 1984-JULY 31, 1997
------------------------------------------------------------------
                          ENERGY PORTFOLIO                 S&P 500
FISCAL           CAPITAL       INCOME        TOTAL          TOTAL
YEAR             RETURN        RETURN        RETURN        RETURN
------------------------------------------------------------------
1985              -1.9%         0.0%          -1.9%         21.1%
1986               2.0          1.4            3.4          22.9
1987              25.8          6.1           31.9          33.9
1988              -5.7          6.5            0.8          -3.3
1989              20.3          3.9           24.2          20.1
1990              26.1          2.9           29.0          14.5
1991              -4.7          3.1           -1.6           8.4
1992              -1.9          3.2            1.3          22.7
1993              10.0          3.0           13.0          10.6
1994              25.0          2.3           27.3          12.9
1995             -10.6          1.5           -9.1           0.5
1996              26.6          2.1           28.7          38.7
1997              38.8          1.5           40.3          26.3
1998*              9.8          0.1            9.9          22.5
------------------------------------------------------------------

*Six months ended July 31, 1997.

See Financial Highlights table on page 30 for dividend and capital information for the past five years.

GOLD & PRECIOUS METALS PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 23, 1984-JULY 31, 1997
--------------------------------------------------------------------
                  GOLD & PRECIOUS METALS PORTFOLIO          SALOMON*
FISCAL          CAPITAL       INCOME         TOTAL           TOTAL
YEAR            RETURN        RETURN         RETURN          RETURN
--------------------------------------------------------------------
1985            -34.0%         0.0%          -34.0%          -34.4%
1986             15.2          1.1            16.3             3.6
1987             38.2          4.0            42.2            12.4
1988             -1.6          4.1             2.5             4.5
1989              3.2          2.9             6.1            -9.3
1990             29.4          4.0            33.4            72.3
1991            -33.6          2.4           -31.2           -41.1
1992             13.5          3.2            16.7            10.9
1993            -22.5          1.9           -20.6           -23.3
1994             86.3          2.9            89.2           121.5
1995            -21.1          1.9           -19.2           -21.1
1996             31.4          1.8            33.2            34.7
1997            -21.9          1.4           -20.5           -14.9
1998**          -11.3          0.0           -11.3            -7.3
------------------------------------------------------------------

 *MSCI Gold Mines Index through December 31, 1994; Salomon World Gold Index thereafter.

**Six months ended July 31, 1997.

See Financial Highlights table on page 31 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
-------------------------------------------------------------------------------------------------------------------
                                                                                              10 YEARS
                                          INCEPTION                             -----------------------------------
                                            DATE        1 YEAR     5 YEARS      CAPITAL        INCOME         TOTAL
-------------------------------------------------------------------------------------------------------------------
Energy Portfolio**                         5/23/84      24.24%      18.50%        9.42%         2.87%        12.29%
Gold & Precious Metals Portfolio**         5/23/84     -20.12        4.21        -1.81          2.40          0.59
-------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolios could lose money.

HEALTH CARE PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 23, 1984-JULY 31, 1997
--------------------------------------------------------------------
                        HEALTH CARE PORTFOLIO                S&P 500
FISCAL           CAPITAL     INCOME          TOTAL           TOTAL
YEAR             RETURN      RETURN          RETURN          RETURN
--------------------------------------------------------------------
1985             18.5%         0.0%           18.5%           21.1%
1986             32.9          0.8            33.7            22.9
1987             30.8          1.0            31.8            33.9
1988             -2.7          3.0             0.3            -3.3
1989             19.3          2.1            21.4            20.1
1990             17.7          2.5            20.2            14.5
1991             27.4          2.7            30.1             8.4
1992             32.0          2.0            34.0            22.7
1993             -4.8          1.9            -2.9            10.6
1994             18.7          2.5            21.2            12.9
1995              8.1          1.7             9.8             0.5
1996             43.8          1.7            45.5            38.7
1997             19.1          1.5            20.6            26.3
1998*            21.0          0.1            21.1            22.5
--------------------------------------------------------------------

*Six months ended July 31, 1997.

See Financial Highlights table on page 31 for dividend and capital gains information for the past five years.

UTILITIES INCOME PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 15, 1992-JULY 31, 1997
---------------------------------------------------------------------
                     UTILITIES INCOME PORTFOLIO             UTILITIES
                                                           COMPOSITE*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
---------------------------------------------------------------------
1993             12.0%         2.5%           14.5%           12.2%
1994              8.0          5.1            13.1            12.9
1995             -9.7          5.2            -4.5            -2.0
1996             23.2          6.3            29.5            30.2
1997              0.9          4.6             5.5             4.5
1998**            3.9          2.5             6.4             6.8
---------------------------------------------------------------------

 *80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.

**Six months ended July 31, 1997.

See Financial Highlights table on page 32 for dividend and capital gains information since the Portfolio's inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       10 YEARS
                                      INCEPTION                                           ----------------------------------
                                        DATE           1 YEAR         5 YEARS             CAPITAL       INCOME       TOTAL
----------------------------------------------------------------------------------------------------------------------------
Health Care Portfolio**                5/23/84         32.87%          23.36%             17.31%         2.08%        19.39%
Utilities Income Portfolio             5/15/92          8.75           11.80               6.47+         5.18+        11.65+
----------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

 +Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

REIT INDEX PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 13, 1996-JULY 31, 1997
-----------------------------------------------------------------------
                       REIT INDEX PORTFOLIO              MORGAN STANLEY
FISCAL          CAPITAL        INCOME         TOTAL        REIT INDEX
YEAR            RETURN         RETURN        RETURN       TOTAL RETURN
-----------------------------------------------------------------------
1997             26.6%          3.7%          30.3%           30.7%
1998*             5.8           2.1            7.9             8.0
-----------------------------------------------------------------------

*Six months ended July 31, 1997.

See Financial Highlights table on page 32 for dividend and capital gains information since the Portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
---------------------------------------------------------------------------------------------------------
                                                                                 SINCE INCEPTION
                                 INCEPTION                             ----------------------------------
                                   DATE          1 YEAR                CAPITAL       INCOME        TOTAL
---------------------------------------------------------------------------------------------------------
REIT Index Portfolio**            5/13/96        33.44%                 26.31%        5.64%        31.95%
---------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

[PHOTO]

FINANCIAL STATEMENTS
JULY 31, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the Portfolio's designated industry; international securities, if significant, may be presented in a separate group. The REIT Index Portfolio lists its security holdings alphabetically. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.


-------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
ENERGY PORTFOLIO                                           SHARES               (000)
-------------------------------------------------------------------------------------
COMMON STOCKS (91.3%)
-------------------------------------------------------------------------------------
UNITED STATES (64.9%)
-------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING (2.2%)
    Fluor Corp.                                           400,000        $     24,600
                                                                         ------------

ENERGY MISCELLANEOUS (5.0%)
    McDermott International, Inc.                         700,000              21,394
    Tosco Corp.                                           500,000              15,656
-   TransTexas Gas Corp.                                  350,000               4,944
    Ultramar Diamond
      Shamrock Corp.                                      431,900              14,361
                                                                         ------------
                                                                               56,355
                                                                         ------------
MACHINERY-OIL WELL EQUIPMENT & SERVICES (9.8%)
    Baker Hughes, Inc.                                    500,000              22,031
    Camco International, Inc.                             130,000               8,401
-   Cooper Cameron Corp.                                  160,000               9,380
-   Noble Drilling Corp.                                  700,000              19,644
-   Rowan Cos., Inc.                                      200,000               6,575
    Transocean Offshore, Inc.                             300,000              24,506
-   Varco International, Inc.                             180,000               6,964
-   Weatherford Enterra, Inc.                             299,999              13,050
                                                                         ------------
                                                                              110,551
                                                                         ------------
OFFSHORE DRILLING (4.8%)
-   J. Ray McDermott S.A.                                 100,000               3,206
-   Reading & Bates Corp.                                 700,000              23,275
    Schlumberger Ltd.                                     360,000              27,495
                                                                         ------------
                                                                               53,976
                                                                         ------------

OIL-CRUDE PRODUCERS (14.8%)
    Anadarko Petroleum Corp.                              230,000              16,071
    Apache Corp.                                          100,000               3,525
-   Barrett Resources Corp.                               200,000               5,800
    Devon Energy Corp.                                    220,000               8,374
    Enron Oil & Gas Co.                                   654,400              13,333
    Monterey Resources, Inc.                              513,939               7,837
    Noble Affiliates, Inc.                                130,000               5,395
    Occidental Petroleum Corp.                            750,000              18,797
-   Oryx Energy Co.                                       800,000              19,750
    Pogo Producing Co.                                    380,000              15,533
-   Santa Fe Energy Resources, Inc.                     1,165,200              10,050
    Union Texas Petroleum
      Holdings, Inc.                                    1,000,000              20,813
    Vastar Resources, Inc.                                590,300              21,251
                                                                         ------------
                                                                              166,529
                                                                         ------------
OIL-INTEGRATED DOMESTIC (20.5%)
    Amerada Hess Corp.                                    900,000              52,931
    Amoco Corp.                                           190,000              17,860
    Ashland, Inc.                                         600,000              31,875
    Kerr-McGee Corp.                                      350,000              21,919
    Murphy Oil Corp.                                      370,100              19,268
    Phillips Petroleum Co.                                600,000              27,637
-   Seagull Energy Corp.                                  500,000              10,250
    Sun Co., Inc.                                         150,000               5,372
    USX-Marathon Group                                    600,000              19,313
    Unocal Corp.                                          596,000              23,840
                                                                         ------------
                                                                              230,265
                                                                         ------------

--------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
ENERGY PORTFOLIO                                           SHARES                (000)
--------------------------------------------------------------------------------------
OIL-INTEGRATED INTERNATIONAL (6.3%)
    Chevron Corp.                                         380,000        $      30,067
    Exxon Corp.                                           280,000               17,990
    Texaco Inc.                                           200,000               23,213
                                                                         -------------
                                                                                71,270
                                                                         -------------
SHIPPING (0.7%)
-   OMI Corp.                                             700,000                7,787
                                                                         -------------

OTHER (0.8%)
    Foster Wheeler Corp.                                  200,000                8,875
                                                                         -------------
--------------------------------------------------------------------------------------
TOTAL UNITED STATES                                                            730,208
--------------------------------------------------------------------------------------
INTERNATIONAL (26.4%)
--------------------------------------------------------------------------------------
CANADA (13.0%)
    Alberta Energy Co., Ltd.                              627,870               14,423
-   Anderson Exploration Ltd.                           1,012,401               12,892
-   Cabre Exploration Ltd.                                290,000                5,728
    Canadian Pacific Ltd.                                 800,000               24,150
-   Chauvco Resources Ltd.
      Class A                                             250,000                3,907
    Imperial Oil Ltd.                                     440,300               22,777
-   Jordan Petroleum Ltd.                                 500,000                2,948
    PanCanadian Petroleum Ltd.                            183,400                3,596
    Paramount Resources Ltd.                            1,080,900                9,189
-   Penn West Petroleum Ltd.                              352,143                4,357
    Petro-Canada                                        1,000,000               17,979
-   Poco Petroleums Ltd.                                  400,000                3,907
-   Renaissance Energy Ltd.                               250,000                6,177
-   Rio Alto Exploration Ltd.                             652,500                5,972
-   Talisman Energy, Inc.                                 255,000                7,933
                                                                         -------------
                                                                               145,935
                                                                         -------------
UNITED KINGDOM (2.6%)
    Burmah Castrol PLC                                    299,955                5,175
    Lasmo PLC                                           2,000,000                9,137
-   London & Overseas
      Freighters Ltd.                                     638,300                  909
-   London & Overseas
      Freighters Ltd. ADR                                 290,000                4,133
    Shell Transport &
      Trading Co. ADR                                     230,000               10,264
                                                                         -------------
                                                                                29,618
                                                                         -------------
OTHER (10.8%)
    ENI SPA ADR                                           400,500               23,554
    Norsk Hydro ASA ADR                                   480,000               25,080
    Repsol SA ADR                                         392,500               15,798
    Royal Dutch Petroleum Co.
      NY Shares                                           320,000               17,900
    Saga Petroleum ASA
      B Shares                                            190,000                3,440
    Total SA ADR                                          508,989               25,672
    YPF SA ADR                                            300,000                9,713
                                                                         -------------
                                                                               121,157
                                                                         -------------
--------------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                                            296,710
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $727,532)                                                          1,026,918
--------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.6%)
    Sun Co., Inc. $1.80 Cvt. Pfd. Series A
      (COST $5,046)                                       200,000                6,475
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                             FACE               MARKET
                                                           AMOUNT               VALUE*
                                                             (000)               (000)
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (8.1%)
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.82%, 8/1/97
    (COST $90,687)                                        $90,687           $   90,687
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
    (COST $823,265)                                                          1,124,080
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------
Other Assets--Notes C and G                                                      5,009
Liabilities--Note G                                                             (4,779)
                                                                         -------------
                                                                                   230
--------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------
Applicable to 44,114,090 outstanding
    $.001 par value shares
    (authorized 1,200,000,000 shares)                                       $1,124,310
======================================================================================

NET ASSET VALUE PER SHARE                                                       $25.49
======================================================================================

*See Note A in Notes to Financial Statements.

-Non-Income Producing Security.

ADR--American Depository Receipt.


--------------------------------------------------------------------------------------
AT JULY 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------
                                                             AMOUNT                PER
                                                              (000)              SHARE
--------------------------------------------------------------------------------------
Paid in Capital                                            $765,054             $17.34
Undistributed Net Investment
  Income--Note F                                              7,328                .17
Accumulated Net Realized
  Gains--Note F                                              51,113               1.16
Unrealized Appreciation--Note E
  Investment Securities                                     300,815               6.82
  Foreign Currencies                                             --                 --
--------------------------------------------------------------------------------------
NET ASSETS                                               $1,124,310             $25.49
======================================================================================

--------------------------------------------------------------------------------------
                                                                               MARKET
GOLD & PRECIOUS                                                                VALUE*
METALS PORTFOLIO                                            SHARES              (000)
--------------------------------------------------------------------------------------
COMMON STOCKS (90.7%)
--------------------------------------------------------------------------------------
AUSTRALIA (25.2%)
    Ashton Mining Ltd.                                  6,500,000         $     9,492
-   Aurora Gold Ltd.                                    5,500,000               7,130
-   Bougainville Copper Ltd.                            2,000,000                 834
-   Climax Mining Ltd.                                    850,000                 488
-   Emperor Mines Ltd.                                  2,150,000               1,730
    Great Central Mines Ltd.                            2,400,000               4,917
-   Lone Star Exploration NL                            2,000,000                 358
    Mount Isa Mines Holdings Ltd.                      13,500,000              18,708
    Newcrest Mining Ltd.                                6,000,000              12,293
    Normandy Mining Ltd.                               12,350,000              14,262
-   Normandy Mining Ltd.
      Warrants Exp. 4/30/01                             1,800,000                 335
    Plutonic Resources Ltd.                             3,010,000               8,926
    Rio Tinto Ltd.                                      1,100,000              17,110
    Sons of Gwalia Ltd.                                 1,000,000               3,651
-   Star Mining Corp. NL                               28,000,000               1,982
-   Tanami Gold NL                                      1,600,000                 238
                                                                          ------------
                                                                              102,454
                                                                          ------------
CANADA (19.6%)
-   Aber Resources Ltd.                                   150,000               2,198
    Barrick Gold Corp.                                    125,000               2,849
-   Eldorado Gold Corp. Ltd.                              900,000               3,060
    Euro-Nevada Mining Corp.                              692,000              21,629
    Franco-Nevada Mining Corp., Ltd.                      430,000              20,191
-   Golden Star Resources Ltd.                            350,000               2,254
-   Greenstone Resources Ltd.                             750,000               7,054
-   IAMGOLD (International African
      Mining Gold Corp.)                                  527,600               1,966
-   Miramar Mining Corp.                                1,250,000               4,838
-   Nelson Gold Corp. Ltd.                              3,050,000               1,214
-   Philex Gold, Inc.                                     215,000                 933
-   Princess Resources Ltd.                             6,000,000                 868
-   South Pacific Resources Corp.                         150,000                  67
-   TVX Gold, Inc.                                      2,000,000               9,189
-   Vengold, Inc.                                       1,250,000               1,465
                                                                          ------------
                                                                               79,775
                                                                          ------------
GHANA (2.0%)
    Ashanti Goldfields Co., Ltd.                          399,998               4,388
    Ashanti Goldfields Co., Ltd. GDR                      350,000               3,938
                                                                          ------------
                                                                                8,326
                                                                          ------------
SOUTH AFRICA (17.8%)
-   Avgold Ltd. ADR                                       204,067               1,816
    Beatrix Gold Mines ADR                              1,250,000               7,050
    Driefontein Consolidated
      Ltd. ADR                                            200,000               1,400
    Elandsrand Gold Mining
      Ltd. ADR                                          1,500,000               5,370
    Evander Gold Mines Ltd. ADR                           385,800               1,339
    Free State Consolidated
      Gold Mines Ltd. ADR                               1,200,000               5,925
    Gold Fields of South Africa
      Ltd. ADR                                            290,000               5,583
    Impala Platinum Holdings
      Ltd. ADR                                            750,000               8,205
-   Randfontein Estates
      Gold Mining Co. Ltd. ADR                          1,475,400               2,936
-   Rustenberg Platinum Holdings
      Ltd. ADR                                            703,020              12,190
    Southvaal Holdings Ltd. ADR                           230,000               5,159
    Vaal Reefs Exploration &
      Mining Co. Ltd. ADR                               1,600,000               8,200
    Western Deep Levels Ltd. ADR                          325,000               7,191
                                                                          ------------
                                                                               72,364
                                                                          ------------
UNITED KINGDOM (1.6%)
-   Bakyrchik Gold PLC                                    310,000                 218
-   Philippine Gold PLC                                 1,525,000                 874
    Rio Tinto PLC                                         325,000               5,285
                                                                          ------------
                                                                                6,377
                                                                          ------------
UNITED STATES (24.5%)
-   Atlas Corp.                                         1,000,000                 438
    Barrick Gold Corp.                                    575,000              13,117
-   Campbell Resources, Inc.                            5,000,000               3,125
-   Crown Resources Corp.                                 600,000               3,300
    Freeport-McMoRan, Inc.                                 46,877               1,444
    Freeport-McMoRan Copper &
      Gold, Inc. Class A                                  600,000              16,350
    Freeport-McMoRan Copper &
      Gold, Inc. Gold Denomination
      Shares Pfd.                                         150,000               4,397
-   Getchell Gold Corp.                                   200,000               6,675
    Newmont Gold Co.                                      125,000               5,281
    Newmont Mining Corp.                                  733,000              30,236
    Pioneer Group, Inc.                                    50,000               1,288
    Placer Dome, Inc.                                     250,000               4,250
-   Royal Oak Mines Inc.                                2,000,000               3,250
-   Stillwater Mining Co.                                 300,000               6,225
                                                                          ------------
                                                                               99,376
                                                                          ------------
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $406,374)                                                           368,672
--------------------------------------------------------------------------------------
PRECIOUS METALS (6.2%)
--------------------------------------------------------------------------------------
-   Gold Bullion (74,868 Ounces)                                               24,299
-   Platinum Bullion (2,009 Ounces)                                               857
--------------------------------------------------------------------------------------
TOTAL PRECIOUS METALS
    (COST $31,918)                                                             25,156
--------------------------------------------------------------------------------------

                                                              FACE
                                                            AMOUNT
                                                             (000)
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.7%)
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.82%, 8/1/97
    (COST $15,168)                                        $15,168              15,168
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
    (COST $453,460)                                                           408,996
--------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                 MARKET
GOLD & PRECIOUS                                                                  VALUE*
METALS PORTFOLIO                                                                  (000)
----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
----------------------------------------------------------------------------------------
Other Assets--Notes C and G                                                  $   20,464
Liabilities--Note G                                                             (23,105)
                                                                            ------------
                                                                                 (2,641)
----------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------
Applicable to 41,889,680 outstanding
    $.001 par value shares
    (authorized 1,200,000,000 shares)                                          $406,355
========================================================================================

NET ASSET VALUE PER SHARE                                                         $9.70
========================================================================================

 *See Note A in Notes to Financial Statements.

 -Non-Income Producing Security.

ADR--American Depository Receipt.

GDR--Global Depository Receipt.



----------------------------------------------------------------------------------------

                                                            AMOUNT                 PER
                                                             (000)               SHARE
----------------------------------------------------------------------------------------
AT JULY 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------
Paid in Capital                                           $468,371              $11.18
Overdistributed Net Investment
  Income--Note F                                              (981)               (.02)
Accumulated Net Realized
  Losses--Note F                                           (16,566)               (.40)
Unrealized Depreciation--Note E
  Investment Securities                                    (44,464)              (1.06)
  Foreign Currencies                                            (5)                 --
----------------------------------------------------------------------------------------
NET ASSETS                                                $406,355             $  9.70
========================================================================================

--------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
HEALTH CARE PORTFOLIO                                       SHARES              (000)
--------------------------------------------------------------------------------------
COMMON STOCKS (87.5%)
--------------------------------------------------------------------------------------
UNITED STATES (68.8%)
--------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (0.5%)
-(1)Paragon Trade Brands, Inc.                          1,139,100       $      19,934
                                                                       ---------------

BIOTECH RESEARCH & PRODUCTION (1.8%)
-   Genentech, Inc. Special
      Common Stock                                        956,900              55,261
-   IDEXX Laboratories Corp.                            1,100,000              17,531
                                                                       ---------------
                                                                               72,792
                                                                       ---------------
DRUGS & PHARMACEUTICALS (44.4%)
    Abbott Laboratories                                 2,290,000             149,852
    Allergan, Inc.                                      2,893,900              92,424
-   Alliance Pharmaceutical Corp.                       1,002,388               9,961
    Alpharma, Inc. Class A                              1,156,040              20,736
-   ALZA Corp.                                          1,030,000              33,282
    American Home Products Corp.                          830,000              68,423
-   Amgen, Inc.                                           300,000              17,625
-   Amylin Pharmaceuticals, Inc.                          750,000               9,844
-   Anergen Inc.                                          520,000               1,397
    Bergen Brunswig Corp. Class A                         190,125               5,656
-   BioCryst Pharmaceuticals, Inc.                        340,100               3,826
    Bristol-Myers Squibb Co.                            2,260,000             177,269
-   Cephalon, Inc.                                        270,000               2,632
-   Genzyme Corp.                                       1,000,000              27,250
-   Genzyme Corp. (Tissue Repair)                          30,000                 323
-   Human Genome Sciences, Inc.                           600,000              19,425
-   Immunex Corp.                                       1,174,000              44,759
    Johnson & Johnson                                   1,520,000              94,715
    Eli Lilly & Co.                                       351,574              39,728
-   Magainin Pharmaceuticals, Inc.                        694,400               5,555
-   Matrix Pharmaceutical, Inc.                           200,500               1,153
    McKesson Corp.                                      1,280,000             110,960
    Merck & Co., Inc.                                     950,225              98,764
-(1)OraVax, Inc.                                          602,600               1,356
-   Perrigo Co.                                         3,357,100              43,642
-   PerSeptive Biosystems, Inc.                           250,500               2,505
    Pharmacia & Upjohn, Inc.                            5,261,400             198,618
    Pfizer, Inc.                                        2,890,000             172,316
    Rhone-Poulenc Rorer, Inc.                             980,000              92,549
    Schering-Plough Corp.                                 260,000              14,186
-   Scios, Inc.                                           491,750               3,934
-(1)Targeted Genetics Corp.                             1,224,600               4,592
    Warner-Lambert Co.                                  1,620,000             226,294
                                                                       ---------------
                                                                            1,795,551
                                                                       ---------------
ELECTRONICS-MEDICAL SYSTEMS (1.4%)
-   ATL Ultrasound, Inc.                                  683,300              27,503
-   Datascope Corp.                                       340,100               7,440
-   Haemonetics Corp.                                     906,000              16,365
-   Spacelabs Medical, Inc.                               280,000               6,160
                                                                       ---------------
                                                                               57,468
                                                                       ---------------
HEALTH & PERSONAL CARE (0.3%)
-   Matria Healthcare, Inc.                               196,700                 836
-(1)Syncor International Corp.                            856,559              11,778
                                                                       ---------------
                                                                               12,614
                                                                       ---------------
HEALTH CARE FACILITIES (3.9%)
-   Beverly Enterprises, Inc.                           1,230,000              18,911
    Columbia/HCA Healthcare Corp.                       2,810,620              90,643
-   Laboratory Corp. of America                         3,992,116               9,980
-   Quest Diagnostics, Inc.                             1,143,100              19,861
-   Tenet Healthcare Corp.                                611,100              18,295
                                                                       ---------------
                                                                              157,690
                                                                       ---------------
HEALTH CARE MANAGEMENT SERVICES (3.5%)
-   Cerner Corp.                                          706,600              21,198
-   Humana, Inc.                                        1,680,400              40,960
-   Mid Atlantic Medical
      Services, Inc.                                      500,000               7,438
-   Physician Corp. of America                          1,721,700              11,083
    United Healthcare Corp.                               400,000              22,800
    United Wisconsin Services, Inc.                       678,000              23,603
-   Value Health, Inc.                                    700,000              14,000
                                                                       ---------------
                                                                              141,082
                                                                       ---------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (8.5%)
    Allegiance Corp.                                    1,235,600              38,612
    C.R. Bard, Inc.                                     2,496,400              93,927
    Beckman Instruments, Inc.                           1,102,200              53,525
    Biomet, Inc.                                        1,070,300              21,339
    Collagen Corp.                                        481,800               8,130
-   DePuy, Inc.                                           366,600               8,959
-(1)E-Z-EM, Inc. Class A                                  219,258               1,644
-(1)E-Z-EM, Inc. Class B                                  289,096               1,988
    Guidant Corp.                                         720,000              65,700
    Kinetic Concepts, Inc.                                716,000              13,425
    Owens & Minor, Inc. Holding Co.                     1,429,100              21,258
-   Protocol Systems, Inc.                                273,000               2,389
-   ReSound Corp.                                         300,000               1,425
    U.S. Surgical Corp.                                   300,000              11,138
                                                                       ---------------
                                                                              343,459
                                                                       ---------------
MEDICAL SERVICES (0.8%)
-   Covance, Inc.                                       1,200,000              24,525
-   Coventry Corp.                                        500,000               8,844
                                                                       ---------------
                                                                               33,369
                                                                       ---------------
MATERIALS & PROCESSING (2.2%)
    DEKALB Genetics Corp. Class B                       1,038,050              79,346
    Pioneer Hi-Bred
      International, Inc.                                 120,000               8,880
                                                                       ---------------
                                                                               88,226
                                                                       ---------------
PRODUCER DURABLES (0.3%)
    Perkin-Elmer Corp.                                    122,720              10,017
                                                                       ---------------

OTHER (1.2%)
    Carter-Wallace, Inc.                                  266,000               4,805
    Carter-Wallace, Inc. Class B                           24,000                 434
    Mallinckrodt, Inc.                                  1,198,000              41,930
                                                                       ---------------
                                                                               47,169
                                                                       ---------------
--------------------------------------------------------------------------------------
TOTAL UNITED STATES                                                         2,779,371
--------------------------------------------------------------------------------------
INTERNATIONAL (18.7%)
--------------------------------------------------------------------------------------
    Amersham International PLC                          1,995,400              62,090
    Banyu Pharmaceutical Co.                              905,000              16,510
    Bayer AG ADR                                        1,214,000              50,260
    Chugai Pharmaceutical Co., Ltd.                     1,410,000              12,504
-   CIBA Specialty Chemicals AG
      (Registered)                                         51,747               4,774
    Eisai Co., Ltd.                                     2,785,000              57,864
    Elan Corp., PLC ADR                                    67,648               3,213
    Fujisawa Pharmaceutical
      Co., Ltd.                                         2,710,000              27,695

--------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
HEALTH CARE PORTFOLIO                                      SHARES                (000)
--------------------------------------------------------------------------------------
    Hoechst AG                                            200,000          $    9,402
-   Instrumentation Laboratory
      SPA ADR                                             300,000                 750
    Novartis AG (Registered)                               51,747              83,057
    Nycomed ASA A Shares                                  354,857               7,078
    Rhone-Poulenc SA ADR                                1,255,931              54,162
    Roche Holdings AG
      (Dividend-Right Certificates)                         3,000              29,016
    Sankyo Co., Ltd.                                    1,800,000              64,307
    Schering AG                                           193,470              21,330
    SmithKline Beecham PLC ADR                            604,800              58,817
    Sulzer AG (Registered)                                 31,366              23,689
-   Sulzer Medica AG (Registered)                          15,336               4,366
    Synthelabo                                            118,270              14,611
    Takeda Chemical Industries Ltd.                     1,500,000              45,481
    Tanabe Seiyaku Co., Ltd.                              200,000               1,672
    Zeneca Group PLC ADR                                1,054,524             105,321
--------------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                                           757,969
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $2,082,776)                                                       3,537,340
--------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.5%)
--------------------------------------------------------------------------------------
    Laboratory Corp. of America
    8.50% CVT. PRD.
    (COST $22,981)                                        347,721              19,646
--------------------------------------------------------------------------------------


                                                              FACE
                                                            AMOUNT
                                                             (000)
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (12.4%)
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.82%, 8/1/97
    (COST $499,639)                                      $499,639             499,639
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
    (COST $2,605,396)                                                       4,056,625
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
--------------------------------------------------------------------------------------
Other Assets--Notes C and G                                                    75,484
Liabilities--Note G                                                           (91,089)
                                                                           -----------
                                                                              (15,605)
--------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------
Applicable to 55,638,484 outstanding
    $.001 par value shares
    (authorized 1,200,000,000 shares)                                      $4,041,020
======================================================================================

NET ASSET VALUE PER SHARE                                                      $72.63
======================================================================================

  *See Note A in Notes to Financial Statements.

  -Non-Income Producing Security.

(1)Considered an affiliated company as the Portfolio owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $41,292,000.

ADR--American Depository Receipt.

-----------------------------------------------------------------------------------

                                                          AMOUNT                PER
                                                           (000)              SHARE
-----------------------------------------------------------------------------------
AT JULY 31, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------
Paid in Capital                                       $2,523,341             $45.35
Undistributed Net Investment
  Income--Note F                                          22,484                .41
Accumulated Net Realized
  Gains--Note F                                           44,027                .79
Unrealized Appreciation
  (Depreciation)--Note E
   Investment Securities                               1,451,229              26.08
   Foreign Currencies                                        (61)                --
-----------------------------------------------------------------------------------
NET ASSETS                                            $4,041,020             $72.63
===================================================================================

--------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
UTILITIES INCOME PORTFOLIO                                  SHARES               (000)
--------------------------------------------------------------------------------------
COMMON STOCKS (80.7%)
--------------------------------------------------------------------------------------
ELECTRICAL (40.8%)
    Baltimore Gas & Electric Co.                          154,600          $    4,300
    Boston Edison Co.                                     100,000               2,812
    CMS Energy Corp.                                      354,000              13,098
    Central Hudson Gas &
      Electric Corp.                                      216,300               7,178
    Cilcorp, Inc.                                          85,000               3,565
    CINergy Corp.                                         463,321              15,579
    Consolidated Edison Co. of
      New York, Inc.                                      175,000               5,534
    DPL, Inc.                                             447,000              11,007
    DQE Inc.                                              625,250              19,734
    DTE Energy Co.                                        100,000               2,994
    Edison International                                  150,000               3,787
    GPU Inc.                                              330,000              11,447
    Houston Industries, Inc.                               50,000               1,047
    Illinova Corp.                                        445,400              10,495
    NIPSCO Industries, Inc.                               340,500              14,344
    National Power PLC ADR                                100,000               3,500
    New England Electric System                           572,100              21,346
    Northern States Power Co.                             155,900               8,009
    Pinnacle West Capital Corp.                           769,300              24,281
    PowerGen PLC ADR                                      264,000              12,837
    Public Service Co. of Colorado                        219,600               9,141
    Public Service Co. of New Mexico                      300,000               5,550
    Sierra Pacific Resources                              227,600               7,269
    Southern Co.                                          400,000               8,775
    TECO Energy, Inc.                                      74,000               1,878
    Texas Utilities Co.                                   422,200              14,962
                                                                           ----------
                                                                              244,469
                                                                           ----------
GAS DISTRIBUTION (8.3%)
    Columbia Gas Systems, Inc.                             50,000               3,437
    Energen Corp.                                         100,000               3,625
    KN Energy, Inc.                                       125,000               5,250
    MCN Energy Group, Inc.                                287,000               9,094
    National Fuel Gas Co.                                 225,000               9,563
    Pacific Enterprises                                   282,000               9,429
    Public Service Co. of
      North Carolina, Inc.                                 39,300                 776
    Questar Corp.                                         155,300               6,358
    Southwestern Energy Co.                               161,200               2,217
                                                                           ----------
                                                                               49,749
                                                                           ----------
INTEGRATED OILS (3.4%)
    Coastal Corp.                                         175,000               9,516
    Equitable Resources, Inc.                             200,000               5,962
    ONEOK, Inc.                                           145,400               5,089
                                                                           ----------
                                                                               20,567
                                                                           ----------
OTHER ENERGY (1.0%)
    El Paso Natural Gas Co.                                50,000               2,891
    Westcoast Energy Inc.                                 150,000               3,000
                                                                           ----------
                                                                                5,891
                                                                           ----------
TELECOMMUNICATIONS (23.3%)
    Alltel Corp.                                           80,000               2,630
    BCE, Inc.                                             100,000               3,044
    BellSouth Corp.                                       377,600              17,889
    Deutsche Telekom AG ADR                               101,500               2,373
    Frontier Corp.                                        495,200              10,213
    GTE Corp.                                             300,000              13,950
    NYNEX Corp.                                           275,000              15,245
    SBC Communications Inc.                               275,000              16,277
    Southern New England
      Telecommunications Corp.                            250,000               9,938
    Sprint Corp.                                          382,100              18,914
    Telecom Corp. of New Zealand
      Ltd. ADR                                            325,800              13,175
    U S WEST Communications
      Group                                               432,000              15,795
                                                                           ----------
                                                                              139,443
                                                                           ----------
WATER (0.8%)
    Southern California Water Co.                         200,700               4,578
                                                                           ----------

OTHER (3.1%)
    Duke Energy Corp.                                     302,220              15,319
-   TELUS Corp.                                           173,100               3,350
                                                                           ----------
                                                                                18,66
                                                                           ----------
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $388,976)                                                           483,366
-------------------------------------------------------------------------------------

                                                              FACE
                                                            AMOUNT
                                                             (000)
-------------------------------------------------------------------------------------
BONDS (17.5%)
-------------------------------------------------------------------------------------
ELECTRIC (10.4%)
Baltimore Gas & Electric Co.
    7.50%, 1/15/07                                         $4,000               4,272
Carolina Power & Light Co.
    8.625%, 9/15/21                                         3,000               3,571
Central Power & Light Co.
    7.25%, 10/1/04                                          2,000               2,091
Dayton Power & Light Co.
    8.15%, 1/15/26                                          3,000               3,258
Duke Energy Corp.
    6.625%, 2/1/03                                          4,000               4,058
Florida Power & Light Co.
    7.00%, 9/1/25                                           4,000               3,966
Kentucky Utilities Co.
    7.92%, 5/15/07                                          2,000               2,201
Louisville Gas & Electric Energy Corp.
    6.00%, 8/15/03                                          2,000               1,968
NRG Energy Inc.
    7.50%, 6/15/07                                          2,000               2,078
Northern States Power Co.
    5.75%, 10/1/03                                          4,000               3,872
Public Service Co. of Colorado
    7.125%, 6/1/06                                          5,000               5,168
Southern California Edison Co.
    6.25%, 6/15/03                                          3,000               2,988
Southern California Gas Co.
    8.75%, 10/1/21                                          3,000               3,336
Southern Indiana Gas & Electric Co.
    8.875%, 6/1/16                                          3,400               4,122
Tampa Electric Co.
    7.75%, 11/1/22                                          3,000               3,151
Union Electric Co.
    8.75%, 12/1/21                                          2,000               2,222
Virginia Electric & Power Co.
    6.00%, 8/1/01                                           4,000               3,968
West Texas Utilities Co.
    7.75%, 6/1/07                                           1,500               1,626

--------------------------------------------------------------------------------------
                                                              FACE             MARKET
                                                            AMOUNT             VALUE*
UTILITIES INCOME PORTFOLIO                                   (000)              (000)
--------------------------------------------------------------------------------------
Wisconsin Public Service Corp.
    6.80%, 2/1/03                                          $4,500           $   4,612
                                                                           -----------
                                                                               62,528
                                                                           -----------
GAS (0.6%)
Atlanta Gas Light Co. MTN
    5.90%, 10/6/03                                          4,000               3,902
                                                                           -----------

TELEPHONE (6.5%)
Bell Atlantic Pennsylvania, Inc.
    6.625%, 9/15/02                                         3,500               3,558
BellSouth Telecommunications
    6.75%, 10/15/33                                         4,000               3,833
Illinois Bell Telephone Co.
    7.25%, 3/15/24                                          2,000               2,026
Korea Telecom
    7.625%, 4/15/07                                         2,000               2,096
Michigan Bell Telephone Co.
    6.375%, 9/15/02                                         2,000               2,016
New Jersey Bell Telephone Co.
    8.00%, 6/1/22                                           3,000               3,424
New York Telephone Co.
    8.625%, 11/15/10                                        2,500               2,923
Pacific Bell
    7.25%, 7/1/02                                           4,000               4,171
Southwestern Bell Telephone Co.
    6.625%, 4/1/05                                          3,000               3,043
U S WEST Communications Group
    6.875%, 9/15/33                                         4,000               3,784
United Telephone Co. of Florida
    6.25%, 5/15/03                                          4,000               3,975
Wisconsin Bell
    6.75%, 8/15/24                                          4,000               3,847
                                                                           -----------
                                                                               38,696
                                                                           -----------
--------------------------------------------------------------------------------------
TOTAL BONDS
    (COST $101,476)                                                           105,126
--------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION (0.2%)
--------------------------------------------------------------------------------------
U.S.TREASURY NOTE
    5.50%, 4/15/00
    (COST $961)                                             1,000                 993
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                              FACE              MARKET
                                                            AMOUNT              VALUE*
                                                             (000)               (000)
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.8%)
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.82%, 8/1/97
    (COST $4,800)                                          $4,800          $    4,800
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.2%)
    (COST $496,213)                                                           594,285
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
--------------------------------------------------------------------------------------
Other Assets--Notes C and G                                                    18,015
Liabilities--Note G                                                           (13,006)
                                                                           -----------
                                                                                5,009
--------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------
Applicable to 44,613,499 outstanding
    $.001 par value shares
    (authorized 1,200,000,000 shares)                                        $599,294
======================================================================================

NET ASSET VALUE PER SHARE                                                      $13.43
======================================================================================

*See Note A in Notes to Financial Statements.

-Non-Income Producing Security.

ADR--American Depository Receipt.

MTN--Medium-Term Note.

-------------------------------------------------------------------------------------
AT JULY 31, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------
                                                            AMOUNT                PER
                                                             (000)              SHARE
-------------------------------------------------------------------------------------
  Paid in Capital                                         $488,584             $10.95
  Undistributed Net
    Investment Income                                        7,355                .16
  Accumulated Net Realized Gains                             5,283                .12
  Unrealized Appreciation--Note E                           98,072               2.20
-------------------------------------------------------------------------------------
  NET ASSETS                                              $599,294             $13.43
=====================================================================================

--------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
REIT INDEX PORTFOLIO                                        SHARES               (000)
--------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (97.8%)
--------------------------------------------------------------------------------------
    AMLI Residential Properties
      Trust REIT                                          175,400         $     4,121
    Ambassador Apartments Inc.
      REIT                                                108,300               2,565
    American General Hospitality
      Corp. REIT                                          173,000               4,671
    Apartment Investment &
      Management Co. Class A REIT                         208,300               6,666
    Arden Realty Group, Inc. REIT                         185,000               5,030
    Associated Estates Realty
      Corp. REIT                                          180,800               4,158
    Avalon Properties, Inc. REIT                          417,200              11,525
    BRE Properties Inc. Class A REIT                      394,300              10,055
    Bay Apartment Communities,
      Inc. REIT                                           250,100               9,613
    Beacon Properties Corp. REIT                          605,800              22,187
    Bedford Property Investors,
      Inc. REIT                                           130,900               2,610
    Berkshire Realty Co., Inc. REIT                       299,100               3,346
    Boykin Lodging Co. REIT                                89,500               2,120
    Bradley Real Estate Inc. REIT                         256,500               4,809
    Brandywine Realty Trust REIT                          110,800               2,479
    Burnham Pacific Properties,
      Inc. REIT                                           203,600               2,901
    CBL & Associates Properties,
      Inc. REIT                                           284,100               7,245
    Cali Realty Corp. REIT                                435,400              15,919
    Camden Property Trust REIT                            310,656               9,397
    CarrAmerica Realty Corp. REIT                         623,600              18,708
    CenterPoint Properties Corp. REIT                     224,600               7,412
    Chateau Communities, Inc. REIT                        299,140               8,656
    Chelsea GCA Realty, Inc. REIT                         163,400               6,444
    Colonial Properties Trust REIT                        226,900               6,779
    Columbus Realty Trust REIT                            154,100               3,650
    Commercial Net Lease Realty
      REIT                                                277,000               4,311
    Cousins Properties, Inc. REIT                         344,600               9,864
-   Crescent Operating, Inc. REIT                          13,070                 216
    Crescent Real Estate, Inc. REIT                     1,054,600              32,956
    Crown American Realty Trust
      REIT                                                326,000               3,158
    Developers Diversified Realty
      Corp. REIT                                          296,700              11,720
    Duke Realty Investments,
      Inc. REIT                                           374,500              16,642
    EastGroup Properties, Inc. REIT                       149,150               2,974
    Equity Inns, Inc. REIT                                298,100               4,173
    Equity Residential Properties
      Trust REIT                                          742,687              37,459
    Essex Property Trust, Inc. REIT                       136,900               4,492
    Evans Withycombe
      Residential, Inc. REIT                              218,300               4,625
    Excel Realty Trust, Inc. REIT                         217,100               6,459
    Federal Realty Investment
      Trust REIT                                          462,300              12,251
    Felcor Suite Hotels, Inc. REIT                        315,500              12,305
    First Industrial Realty Trust REIT                    357,200              11,051
    Franchise Finance Corp. of
      America REIT                                        481,700              12,735
    Gables Residential Trust REIT                         228,800               6,106
    General Growth Properties
      Inc. REIT                                           365,600              12,865
    Glenborough Realty Trust,
       Inc. REIT                                          155,000               3,691
    Glimcher Realty Trust REIT                            259,200               5,411
    Alexander Haagen
      Properties, Inc. REIT                               141,900               2,324
    Highwood Properties, Inc. REIT                        425,400              14,198
    Horizon Group, Inc. REIT                              280,700               3,737
    Hospitality Properties Trust REIT                     319,100              10,191
    IRT Property Co. REIT                                 377,300               4,834
    Innkeepers USA Trust REIT                             262,900               3,697
    Irvine Apartment
      Communities, Inc. REIT                              233,800               7,014
    JDN Realty Corp. REIT                                 183,200               5,714
    JP Realty Inc. REIT                                   208,100               5,268
    Jameson Inns, Inc. REIT                               114,700               1,405
    Kimco Realty Corp. REIT                               431,600              14,674
    Koger Equity, Inc. REIT                               248,400               4,828
    Kranzco Realty Trust REIT                             121,000               2,080
    Lexington Corporate
      Properties, Inc. REIT                               110,400               1,628
    Liberty Property Trust REIT                           466,300              12,299
    MGI Properties, Inc. REIT                             136,200               3,005
    The Macerich Co. REIT                                 304,600               8,757
    Manufactured Home
      Communities, Inc. REIT                              295,700               7,078
    Mark Centers Trust REIT                                99,700                 935
    Meridian Industrial Trust,
      Inc. REIT                                           160,500               3,571
    Merry Land & Investment Co.,
      Inc. REIT                                           451,800               9,883
    Mid-America Apartment
      Communities, Inc. REIT                              157,000               4,327
    Mills Corp. REIT                                      210,400               5,589
    National Golf Properties,
      Inc. REIT                                           145,900               4,632
    New Plan Realty Trust REIT                            694,100              15,834
    Oasis Residential, Inc. REIT                          191,600               4,598
    Pacific Gulf Properties, Inc. REIT                    142,300               3,273
    Patriot American Hospitality,
      Inc. REIT                                           757,943              18,901
    Pennsylvania REIT                                     102,400               2,560
    Post Properties, Inc. REIT                            260,100              10,388
    Prentiss Properties Trust REIT                        256,000               6,656
    Price REIT, Inc.                                      125,900               4,768
    Prime Retail, Inc. REIT                               177,800               2,467
    Public Storage, Inc. REIT                           1,190,600              35,346
    RFS Hotel Investors, Inc. REIT                        289,100               5,276
    Ramco-Gershenson Properties
      REIT                                                 59,000               1,121
    Realty Income Corp. REIT                              272,500               7,017
    Reckson Associates Realty
      Corp. REIT                                          406,300              10,107
    Regency Realty Corp. REIT                             145,100               3,890
    Saul Centers, Inc. REIT                               143,800               2,517
    Security Capital Atlantic Inc. REIT                   341,000               8,014
    Security Capital Industrial
      Trust REIT                                        1,163,106              26,243

--------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
REIT INDEX PORTFOLIO                                        SHARES               (000)
--------------------------------------------------------------------------------------
    Security Capital Pacific Inc. REIT                    902,827           $  20,652
    Shurgard Storage Centers, Inc.
      Class A REIT                                        328,300               9,295
    Simon DeBartolo Group,
      Inc. REIT                                         1,192,576              38,162
    Charles E. Smith Residential
      Realty, Inc. REIT                                   156,200               4,540
    Sovran Self Storage, Inc. REIT                        126,400               3,753
    Spieker Properties, Inc. REIT                         554,800              20,632
    Starwood Lodging Trust REIT                           510,300              23,793
    Storage Trust Realty REIT                             152,100               4,040
    Storage USA, Inc. REIT                                322,200              13,291
    Summit Properties, Inc. REIT                          273,500               5,402
    Sun Communities, Inc. REIT                            185,900               6,727
    Sunstone Hotel Investors,
      Inc. REIT                                           208,400               2,918
    Taubman Co. REIT                                      600,500               7,844
    Town & Country Trust REIT                             185,000               3,168
    Trinet Corporate Realty Trust,
      Inc. REIT                                           239,800               8,528
    United Dominion Realty Trust
      REIT                                              1,028,376              14,654
    Urban Shopping Centers,
      Inc. REIT                                           201,100               6,222
    Vornado Realty Trust REIT                             316,800              21,245
    Walden Residential
      Properties, Inc. REIT                               205,900               4,916
    Washington REIT                                       377,200               6,365
    Weeks Corp. REIT                                      169,000               5,345
    Weingarten Realty Investors
      REIT                                                317,000              13,829
-   Wellsford Real Properties
      Inc. REIT                                             9,475                 111
    Western Investment Real Estate
      Trust REIT                                          202,300               2,718
    Winston Hotels, Inc. REIT                             199,175               2,739
--------------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
    (COST $856,101)                                                           960,063
--------------------------------------------------------------------------------------

                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.2%)
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.82%, 8/1/97
    (COST $21,398)                                        $21,398              21,398
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
     (COST $877,499)                                                          981,461
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                                                 (000)
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------
Other Assets--Note C                                                       $     5,237
Liabilities                                                                     (4,999)
                                                                           ------------
                                                                                   238
---------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------
Applicable to 73,441,693 outstanding
    $.001 par value shares
    (authorized 1,200,000,000 shares)                                         $981,699
=======================================================================================

NET ASSET VALUE PER SHARE                                                       $13.37
=======================================================================================
*See Note A in Notes to Financial Statements.

-Non-Income Producing Security.

---------------------------------------------------------------------------------------
AT JULY 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------
                                                            AMOUNT                 PER
                                                             (000)               SHARE
---------------------------------------------------------------------------------------
Paid in Capital                                           $867,831              $11.82
Undistributed Net
  Investment Income                                          8,215                 .11
Accumulated Net Realized Gains                               1,691                 .02
Unrealized Appreciation--Note E                            103,962                1.42
---------------------------------------------------------------------------------------
NET ASSETS                                                $981,699              $13.37
=======================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a Portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities are shown separately.

----------------------------------------------------------------------------------------------------------------------------
                                                                         GOLD & PRECIOUS                          UTILITIES
                                                           ENERGY                 METALS      HEALTH CARE            INCOME
                                                        PORTFOLIO              PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                       ---------------------------------------------------------------------
                                                                               SIX MONTHS ENDED JULY 31, 1997
                                                       ---------------------------------------------------------------------
                                                            (000)                  (000)            (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
      Dividends*                                          $ 7,467               $  4,552         $ 21,082           $11,045
      Interest                                              1,964                    558            9,685             4,320
                                                       ----------------------------------------------------------------------
            Total Income                                    9,431                  5,110           30,767            15,365
                                                       ----------------------------------------------------------------------
EXPENSES
      Investment Advisory Fees--Note B                        405                    451            1,411               241
      The Vanguard Group--Note C
            Management and Administrative                   1,455                    792            5,598             1,181
            Marketing and Distribution                         98                     49              329                63
      Taxes (other than income taxes)                          36                     17              119                23
      Custodian Fees                                           92                     52              209                10
      Auditing Fees                                             3                      3                4                 3
      Shareholders' Reports                                    25                     24               90                27
      Annual Meeting and Proxy Costs                            1                      1                5                 1
      Directors' Fees and Expenses                              1                      1                4                 1
                                                       ---------------------------------------------------------------------
            Total Expenses                                  2,116                  1,390            7,769             1,550
            Expenses Paid Indirectly--Note C                  (53)                    --              (76)              (74)
                                                       ---------------------------------------------------------------------
            Net Expenses                                    2,063                  1,390            7,693             1,476
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                       7,368                  3,720           23,074            13,889
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
      Investment Securities Sold                           51,327                (10,947)          44,381             8,168
      Foreign Currencies                                       (6)                    (4)              51                --
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                   51,321                (10,951)          44,432             8,168
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION)
      Investment Securities                                40,569                (45,996)         591,469            14,611
      Foreign Currencies                                       --                     (5)             (29)               --
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION)                                       40,569                (46,001)         591,440            14,611
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                     $99,258               $(53,232)        $658,946           $36,668
============================================================================================================================

*Gold & Precious Metals Portfolio dividends are net of foreign withholding taxes of $284,000.

STATEMENT OF OPERATIONS (continued)
------------------------------------------------------------------------------------------
                                                                                REIT INDEX
                                                                                 PORTFOLIO
                                                                          ----------------
                                                                          SIX MONTHS ENDED
                                                                             JULY 31, 1997
                                                                          ----------------
                                                                                     (000)
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
      Dividends                                                                    $26,366
      Interest                                                                         480
                                                                          ----------------
            Total Income                                                            26,846
                                                                          ----------------
EXPENSES
      Investment Advisory Fees--Note B                                                  11
      The Vanguard Group--Note C
            Management and Administrative                                              941
            Marketing and Distribution                                                  78
      Taxes (other than income taxes)                                                   30
      Custodian Fees                                                                     6
      Auditing Fees                                                                      3
      Shareholders' Reports                                                             10
      Annual Meeting and Proxy Costs                                                    --
      Directors' Fees and Expenses                                                       1
                                                                          ----------------
            Total Expenses                                                           1,080
            Expenses Paid Indirectly--Note C                                            --
                                                                          ----------------
            Net Expenses                                                             1,080
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                               25,766
------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
      Investment Securities Sold                                                     1,691
      Foreign Currencies                                                                --
------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                             1,691
------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION)
      Investment Securities                                                         40,666
      Foreign Currencies                                                                --
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                    40,666
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $68,123
==========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------------------
                                                                       ENERGY                                       GOLD & PRECIOUS
                                                                      PORTFOLIO                                    METALS PORTFOLIO
                                                       ---------------------------------       -------------------------------------
                                                          SIX MONTHS                YEAR          SIX MONTHS                   YEAR
                                                               ENDED               ENDED               ENDED                  ENDED
                                                       JUL. 31, 1997       JAN. 31, 1997       JUL. 31, 1997          JAN. 31, 1997
                                                               (000)               (000)               (000)                  (000)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                               $       7,368         $     9,074          $    3,720            $     6,260
   Realized Net Gain (Loss)                                   51,321              23,933             (10,951)                (4,606)
   Change in Unrealized Appreciation
         (Depreciation)                                       40,569             191,764             (46,001)              (129,994)
                                                       -----------------------------------------------------------------------------
         Net Increase (Decrease) in Net Assets
             Resulting from Operations                        99,258             224,771             (53,232)              (128,340)
                                                       -----------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                        (422)             (8,648)               (428)                (9,170)
   Realized Capital Gain                                      (9,297)            (14,413)                 --                 (3,261)
                                                       -----------------------------------------------------------------------------
         Total Distributions                                  (9,719)            (23,061)               (428)               (12,431)
                                                       -----------------------------------------------------------------------------
NET EQUALIZATION CHARGES--Note A                                  --                  --                  --                     --
                                                       -----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                    189,923             422,636              73,642                175,890
   Issued in Lieu of Cash Distributions                        9,276              21,861                 396                 11,571
   Redeemed                                                 (153,877)           (161,805)            (76,532)              (232,481)
                                                       -----------------------------------------------------------------------------
         Net Increase (Decrease) from Capital
             Share Transactions                               45,322             282,692              (2,494)               (45,020)
------------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                 134,861             484,402             (56,154)              (185,791)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                       989,449             505,047             462,509                648,300
                                                       -----------------------------------------------------------------------------
   End of Period                                          $1,124,310            $989,449            $406,355               $462,509
====================================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                      8,366              19,911               6,826                 13,263
   Issued in Lieu of Cash Distributions                          426                 992                  35                    916
   Redeemed                                                   (6,893)             (8,060)             (7,230)               (17,991)
                                                       -----------------------------------------------------------------------------
         Net Increase (Decrease) in
             Shares Outstanding                                1,899              12,843                (369)                (3,812)
====================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                   HEALTH CARE                             UTILITIES INCOME
                                                                    PORTFOLIO                                  PORTFOLIO
                                                     ------------------------------------       ----------------------------------
                                                        SIX MONTHS                  YEAR           SIX MONTHS                YEAR
                                                             ENDED                 ENDED                ENDED               ENDED
                                                     JUL. 31, 1997         JAN. 31, 1997        JUL. 31, 1997       JAN. 31, 1997
                                                             (000)                 (000)                (000)               (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                 $   23,074            $   31,573             $ 13,889            $ 31,678
  Realized Net Gain (Loss)                                  44,432                73,829                8,168              19,203
  Change in Unrealized Appreciation
        (Depreciation)                                     591,440               331,271               14,611             (19,820)
                                                    ------------------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
              Resulting from Operations                    658,946               436,673               36,668              31,061
                                                    ------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                     (1,983)              (31,986)             (14,622)            (30,454)
  Realized Capital Gain                                    (32,732)              (53,604)                  --              (1,026)
                                                    ------------------------------------------------------------------------------
        Total Distributions                                (34,715)              (85,590)             (14,622)            (31,480)
                                                    ------------------------------------------------------------------------------
NET EQUALIZATION CHARGES--Note A                                --                   --                  (906)             (1,909)
                                                    ------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                   709,923             1,109,685               31,855             108,977
  Issued in Lieu of Cash Distributions                      33,608                82,165               11,620              25,266
  Redeemed                                                (172,818)             (350,498)            (109,175)           (268,802)
                                                    ------------------------------------------------------------------------------
         Net Increase (Decrease) from Capital
              Share Transactions                           570,713               841,352              (65,700)           (134,559)
----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                              1,194,944             1,192,435              (44,560)           (136,887)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                    2,846,076             1,653,641              643,854             780,741
                                                    ------------------------------------------------------------------------------
  End of Period                                         $4,041,020            $2,846,076             $599,294            $643,854
==================================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                    10,871                20,050                2,510               8,741
  Issued in Lieu of Cash Distributions                         550                 1,452                  917               2,062
  Redeemed                                                  (2,707)               (6,324)              (8,618)            (21,789)
                                                    ------------------------------------------------------------------------------
         Net Increase (Decrease) in
              Shares Outstanding                             8,714                15,178               (5,191)            (10,986)
==================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                    REIT INDEX
                                                                                                    PORTFOLIO
                                                                                 -----------------------------------------
                                                                                    SIX MONTHS
                                                                                         ENDED          MAY 13, 1996,* TO
                                                                                 JUL. 31, 1997              JAN. 31, 1997
                                                                                         (000)                      (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                             $ 25,766                    $  9,062
   Realized Net Gain (Loss)                                                             1,691                         145
   Change in Unrealized Appreciation (Depreciation)                                    40,666                      63,296
                                                                                  ----------------------------------------
      Net Increase (Decrease) in Net Assets Resulting from Operations                  68,123                      72,503
                                                                                  ----------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                              (17,519)                     (9,094)
   Realized Capital Gain                                                                   --                        (145)
   Return of Capital                                                                       --                        (371)
                                                                                  ----------------------------------------
      Total Distributions                                                             (17,519)                     (9,610)
                                                                                  ----------------------------------------
NET EQUALIZATION CHARGES--Note A                                                           --                          --
                                                                                  ----------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                             324,136                     592,437
   Issued in Lieu of Cash Distributions                                                15,192                       8,367
   Redeemed                                                                           (62,901)                     (9,029)
                                                                                  ----------------------------------------
      Net Increase (Decrease) from Capital Share Transactions                         276,427                     591,775
--------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                                          327,031                     654,668
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                                654,668                          --
                                                                                  ----------------------------------------
   End of Period                                                                     $981,699                    $654,668
==========================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                              25,470                      51,889
   Issued in Lieu of Cash Distributions                                                 1,190                         695
   Redeemed                                                                            (5,022)                       (780)
                                                                                  ----------------------------------------
      Net Increase (Decrease) in Shares Outstanding                                    21,638                      51,804
==========================================================================================================================

*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

         The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  ENERGY PORTFOLIO
                                                                                               YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     ------------------------------------------------------------
THROUGHOUT EACH PERIOD                             JULY 31, 1997      1997          1996        1995           1994         1993
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $23.44    $17.19        $13.82      $15.77         $13.82       $12.73
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .17       .25           .27         .23            .31          .34
  Net Realized and Unrealized Gain (Loss)
        on Investments                                      2.11      6.64          3.68       (1.65)          3.31         1.29
                                                       --------------------------------------------------------------------------
        Total from Investment Operations                    2.28      6.89          3.95       (1.42)          3.62         1.63
                                                       --------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.01)     (.24)         (.28)       (.24)          (.29)        (.36)
  Distributions from Realized Capital Gains                 (.22)     (.40)         (.30)       (.29)         (1.38)        (.18)
                                                       --------------------------------------------------------------------------
        Total Distributions                                 (.23)     (.64)         (.58)       (.53)         (1.67)        (.54)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $25.49    $23.44        $17.19      $13.82         $15.77       $13.82
=================================================================================================================================

TOTAL RETURN*                                              9.90%    40.32%        28.68%      -9.15%         27.31%       13.02%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $1,124      $989          $505        $433           $339         $164
  Ratio of Total Expenses to
        Average Net Assets                               0.43%**     0.39%         0.51%       0.30%          0.17%        0.21%
  Ratio of Net Investment Income to
        Average Net Assets                               1.50%**     1.36%         1.55%       1.66%          1.87%        2.47%
  Portfolio Turnover Rate                                  37%**       15%           21%         13%            41%          37%
  Average Commission Rate Paid                            $.0549    $.0484           N/A         N/A            N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

**Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            GOLD & PRECIOUS METALS PORTFOLIO
                                                                                                  YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                           SIX MONTHS ENDED        ----------------------------------------------------------
THROUGHOUT EACH PERIOD                               JULY 31, 1997          1997         1996        1995        1994          1993
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $10.94        $14.07       $10.71      $13.58      $ 7.29         $9.41
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                    .09           .13          .17         .27         .20           .19
      Net Realized and Unrealized Gain (Loss)
            on Investments                                   (1.32)        (2.98)        3.36       (2.83)       6.30         (2.13)
                                                           -------------------------------------------------------------------------
            Total from Investment Operations                 (1.23)        (2.85)        3.53       (2.56)       6.50         (1.94)
                                                           -------------------------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                    (.01)         (.21)        (.17)       (.31)       (.21)         (.18)
      Distributions from Realized Capital Gains                 --          (.07)          --          --          --            --
                                                           -------------------------------------------------------------------------
            Total Distributions                               (.01)         (.28)        (.17)       (.31)       (.21)         (.18)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $ 9.70        $10.94       $14.07      $10.71      $13.58         $7.29
====================================================================================================================================

TOTAL RETURN*                                              -11.26%       -20.51%       33.24%     -19.20%      89.24%       -20.58%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Period (Millions)                    $406          $463         $648        $531        $613          $175
      Ratio of Total Expenses to
            Average Net Assets                             0.61%**         0.50%        0.60%       0.25%       0.26%         0.36%
      Ratio of Net Investment Income to
            Average Net Assets                             1.63%**         1.07%        1.38%       2.04%       2.04%         2.50%
      Portfolio Turnover Rate                                29%**           19%           5%          4%         14%            2%
      Average Commission Rate Paid                          $.0146        $.0085          N/A         N/A         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

**Annualized.



----------------------------------------------------------------------------------------------------------------------------------
                                                                                         HEALTH CARE PORTFOLIO
                                                                                         YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED       ------------------------------------------------------------
THROUGHOUT EACH PERIOD                            JULY 31, 1997         1997        1996          1995           1994        1993
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $60.65       $52.09      $37.01        $36.51         $32.66      $35.54
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                 .42          .71         .61           .55            .79         .70
      Net Realized and Unrealized Gain (Loss)
            on Investments                                12.26         9.88       16.06          2.83           5.79       (1.68)
                                                         -------------------------------------------------------------------------
            Total from Investment Operations              12.68        10.59       16.67          3.38           6.58        (.98)
                                                         -------------------------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                 (.04)        (.74)       (.57)         (.57)          (.76)       (.70)
      Distributions from Realized Capital Gains            (.66)       (1.29)      (1.02)        (2.31)         (1.97)      (1.20)
                                                         -------------------------------------------------------------------------
            Total Distributions                            (.70)       (2.03)      (1.59)        (2.88)         (2.73)      (1.90)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $72.63       $60.65      $52.09        $37.01         $36.51      $32.66
==================================================================================================================================

TOTAL RETURN*                                            21.12%       20.65%      45.47%         9.79%         21.21%      -2.92%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Period (Millions)               $4,041       $2,846      $1,654          $771           $638        $562
      Ratio of Total Expenses to
            Average Net Assets                          0.47%**        0.38%       0.46%         0.40%          0.19%       0.22%
      Ratio of Net Investment Income to
            Average Net Assets                          1.39%**        1.41%       1.57%         1.58%          2.37%       2.06%
      Portfolio Turnover Rate                              6%**           7%         13%           25%            19%         15%
      Average Commission Rate Paid                       $.0532       $.0504         N/A           N/A            N/A         N/A
----------------------------------------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

**Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                UTILITIES INCOME PORTFOLIO
                                                                                  YEAR ENDED JANUARY 31,
                                                                        ------------------------------------------
FOR A SHARE OUTSTANDING                            SIX MONTHS ENDED                                               MAY 15, 1992,* TO
THROUGHOUT EACH PERIOD                                JULY 31, 1997      1997       1996         1995         1994    JAN. 31, 1993
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $12.93     $12.84     $10.42       $11.67       $11.18           $10.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                    .29        .58        .56          .56          .57              .41
      Net Realized and Unrealized Gain (Loss)
            on Investments                                     .52        .09       2.42        (1.10)         .88             1.03
                                                           -------------------------------------------------------------------------
            Total from Investment Operations                   .81        .67       2.98         (.54)        1.45             1.44
                                                           -------------------------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                    (.31)      (.56)      (.56)        (.59)        (.56)            (.24)
      Distributions from Realized Capital Gains                 --       (.02)        --         (.12)        (.40)            (.02)
                                                           -------------------------------------------------------------------------
            Total Distributions                               (.31)      (.58)      (.56)        (.71)        (.96)            (.26)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $13.43     $12.93     $12.84       $10.42       $11.67           $11.18
====================================================================================================================================

TOTAL RETURN                                                 6.40%      5.51%     29.47%       -4.47%       13.08%           14.51%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Period (Millions)                    $599       $644       $781         $593         $738             $361
      Ratio of Total Expenses to
            Average Net Assets                             0.51%**      0.40%      0.44%        0.50%        0.42%          0.45%**
      Ratio of Net Investment Income to
            Average Net Assets                             4.56%**      4.63%      4.88%        5.43%        4.82%          4.70%**
      Portfolio Turnover Rate                                39%**        38%        35%          35%          46%              20%
      Average Commission Rate Paid                          $.0580     $.0568        N/A          N/A          N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Annualized.



--------------------------------------------------------------------------------------------------------------------
                                                                                               REIT INDEX PORTFOLIO
                                                                      SIX MONTHS ENDED            MAY 13, 1996,* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                           JULY 31, 1997                JAN. 31, 1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $12.64                        $10.00
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                                       .37                          .341
      Net Realized and Unrealized Gain on Investments                             .62                         2.659
                                                                              --------------------------------------
            Total from Investment Operations                                      .99                         3.000
                                                                              --------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                                       (.26)                        (.341)
      Distributions from Realized Capital Gains                                    --                         (.005)
      Return of Capital                                                            --                         (.014)
                                                                              --------------------------------------
            Total Distributions                                                  (.26)                        (.360)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $13.37                        $12.64
====================================================================================================================

TOTAL RETURN **                                                                 7.94%                        30.33%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Period (Millions)                                       $982                          $655
      Ratio of Total Expenses to Average Net Assets                            0.26%+                        0.36%+
      Ratio of Net Investment Income to Average Net Assets                     6.31%+                        5.55%+
      Portfolio Turnover Rate                                                     4%+                            0%
      Average Commission Rate Paid                                             $.0249                        $.0242
--------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Specialized Portfolios is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Energy, Gold & Precious Metals, Health Care, Utilities Income, and REIT Index Portfolios. The Energy, Gold & Precious Metals, Health Care, and Utilities Income Portfolios may invest in securities of foreign issuers, which may subject them to investment risks not normally associated with investing in securities of United States corporations. Certain investments of the Utilities Income Portfolio are in debt instruments for which the issuers' abilities to meet their obligations may be affected by economic developments in the utilities industry.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

        1. SECURITY VALUATION: Securities listed on U.S. exchanges are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Securities not listed on an exchange and precious metals are valued at the latest quoted bid prices. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value.

        2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

        3. EQUALIZATION: The Utilities Income Portfolio follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by capital share transactions.

        4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

        6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, LLP, provides investment advisory services to the Energy, Health Care, and Utilities Income Portfolios for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 1997, the investment advisory fees of the Energy, Health Care, and Utilities Income Portfolios each represented an effective annual rate of 0.08% of average net assets.

        M&G Investment Management Ltd. provides investment advisory services to the Gold & Precious Metals Portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 1997, the investment advisory fee represented an effective annual rate of 0.20% of the Portfolio's average net assets.

        The Vanguard Group furnishes investment advisory services to the REIT Index Portfolio on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each Portfolio under methods approved by the Board of Directors.

        Vanguard has asked the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the six months ended July 31, 1997, these arrangements reduced the expenses of the Energy, Health Care, and Utilities Income Portfolios by $53,000 (an annual rate of 0.01% of average net assets), $76,000 (0.01%), and $74,000 (0.02%), respectively.

        At July 31, 1997, the Fund had contributed capital aggregating $502,000 to Vanguard (included in Other Assets), representing 2.5% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the six months ended July 31, 1997, purchases and sales of investment securities other than temporary cash investments were:

      --------------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT SECURITIES           OTHER INVESTMENT SECURITIES
                                                        (000)                                (000)
                                            ----------------------------           ---------------------------
      PORTFOLIO                             PURCHASES             SALES            PURCHASES            SALES
      --------------------------------------------------------------------------------------------------------
      Energy                                      --                  --            $183,267          $168,898
      Gold & Precious Metals                      --                  --              68,635            64,157
      Health Care                                 --                  --             423,028            88,894
      Utilities Income                            --              $2,926             114,584           175,295
      REIT Index                                  --                  --             294,642            15,141
      --------------------------------------------------------------------------------------------------------

E. At July 31, 1997, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

      ---------------------------------------------------------------------------------------------------------
                                                                               (000)
                                                 --------------------------------------------------------------
                                                                                                 NET UNREALIZED
                                                  APPRECIATED               DEPRECIATED           APPRECIATION
      PORTFOLIO                                   SECURITIES                SECURITIES           (DEPRECIATION)
      ---------------------------------------------------------------------------------------------------------
      Energy                                      $   305,521               $   (4,706)            $   300,815
      Gold & Precious Metals*                          60,295                 (109,263)                (48,968)
      Health Care                                   1,504,139                  (52,910)              1,451,229
      Utilities Income                                101,915                   (3,843)                 98,072
      REIT Index                                      106,135                   (2,173)                103,962
      ---------------------------------------------------------------------------------------------------------

      *See Note F.

The Gold & Precious Metals Portfolio and the Health Care Portfolio had net unrealized foreign currency losses of $5,000 and $61,000, respectively, resulting from the translation of other assets and liabilities at July 31, 1997.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

        During the six months ended July 31, 1997, the Portfolios realized net foreign currency gains (losses) which increased (decreased) distributable net income for tax purposes; accordingly such gains (losses) have been reclassified from accumulated net realized gains (losses) to undistributed net investment income as follows:

            -----------------------------------------------------------------------------------------
                                                                                 (000)
                                                                  -----------------------------------
                                                                          INCREASE (DECREASE)
            PORTFOLIO                                             UNDISTRIBUTED NET INVESTMENT INCOME
            -----------------------------------------------------------------------------------------
            Energy                                                                $ (6)
            Gold & Precious Metals                                                  (4)
            Health Care                                                             51
            -----------------------------------------------------------------------------------------

        Gold & Precious Metals Portfolio: At January 31, 1997, the Gold & Precious Metals Portfolio had available realized losses of $5,107,000 to offset future net capital gains of $2,873,000 through January 31, 2005, and $2,234,000 through January 31, 2006. Certain of the Portfolio's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. The cumulative total of distributions related to passive foreign investment company holdings at July 31, 1997, was $4,504,000, and is reflected in the balance of overdistributed net investment income. During the six months ended July 31, 1997, the Portfolio realized gains on the sale of passive foreign investment companies of $1,007,000, which were included in prior years' distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

G. The market value of securities on loan to broker/dealers at July 31, 1997, and collateral received with respect to such loans were:

            -----------------------------------------------------------------------------------------
                                                                             (000)
                                                          -------------------------------------------
                                                            MARKET VALUE                      CASH
                                                             OF LOANED                     COLLATERAL
            PORTFOLIO                                        SECURITIES                     RECEIVED
            -----------------------------------------------------------------------------------------
            Energy                                             $  2,739                     $  2,814
            Gold & Precious Metals                               16,460                       17,527
            Health Care                                          41,787                       60,132
            Utilities Income                                      8,702                        9,127
            -----------------------------------------------------------------------------------------

  "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and
            "500" are trademarks of The McGraw-Hill Companies, Inc.
              Frank Russell Company is the owner of trademarks and
                  copyrights relating to the Russell Indexes.
   "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
        and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
        Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
        Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
        IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
        University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
        NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
        Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
        Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas
        Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
        Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group. OTHER


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com  online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Growth and Income Portfolio
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
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   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
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   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
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INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
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INDEX FUNDS
   Vanguard Index Trust
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FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
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INCOME FUNDS
   Vanguard Fixed Income Securities Fund
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TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
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     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
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     (CA, FL, NJ, NY, OH, PA)

Q512-7/97